UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------------------

DOWSER, LLC,

Plaintiff,	STIPULATION OF SETTLEMENT

-against-

BOREAL WATER COLLECTION, INC., and BOREAL WATER, INC.	09 CIV 3686 (LAP)(GAY)

Defendants,
---------------------------------

THIS STIPULATION AND AGREEMENT is made as of May 24, 2012 by and among plaintiff Dowser, LLC, its successors and assigns (“Dowser”) and defendants Boreal Water Collection, Inc., its successors and assigns (“Boreal”), and Boreal Water, Inc., its successors and assigns.

WHEREAS, on April 11, 2010 plaintiff filed a summons and complaint dated April 10, 2010, with the United States District Court for the Southern District of New York; and

WHEREAS, the parties desire to settle and resolve the matters set forth in the complaint and to avoid the expense and inconvenience of continued litigation;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties agree as follows:

1. The foregoing recitals are hereby incorporated into this agreement as though fully set forth at length.

2. Boreal Water, Inc. is hereby dismissed from this action.

3. Boreal and Dowser shall execute all settlement documents on or before 5:00 P.M. on May 24, 2012. Time is of the essence.

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4. Boreal shall pay to plaintiff the sum of $75,000 in good funds as follows:

A. Twenty-five thousand dollars ($25,000) no later than 5:00 P.M. EST May 24, 2012 by wire transfer transmitted and sent by Gellert & Klein, P.C.; and

B. Fifty Thousand dollars ($50,000) received by Gellert & Klein, P.C. no later than 5:00 P.M. EST on July 9, 2012, and

C. Each check or wire transfer shall be made payable to Gellert & Klein, P.C., and Boreal’s attorney has already been provided wire transfer instructions.

D. Boreal shall sign and deliver confessions of judgment for the sum of $75,000 to Dowser upon the signing of this settlement agreement. The confessions of judgment shall be held in escrow by Dowser’s counsel and will not be used unless there is a monetary default under this agreement. Exhibit A.

5.           A. There shall be no cure provided with regard to the first payment of $25,000.

B. With regard to the $50,000 payment, in the event that payment is not timely received in good funds, notice of default shall be sent to defendants via facsimiles at their fax number of 845-794-0016 and via email address of F.Lavoie@borealwater.com. Notice of such default shall also be sent via email to defendants’ counsel, Jacob Billig, Esq. at jbillig@blblaw.com. Notice to cure shall be deemed received as of the date sent and Boreal shall have five days from the date indicated on the notice of default to cure such monetary default.

C. In the event of a default in payment which is not timely cured, the entire unpaid balance shall be due and Dowser may file the confessions of judgment. The confessions of judgment include interest, attorneys fees and costs of collection.

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6. Boreal shall also convey to Dower all its right, title and interest to its 3, 5, and 6 gallon water bottling line and all related equipment (“the line and equipment”) as set forth below:

15 metal racks (plus racks in transit and market) 3, 5, 6 gallon bottles

9 plastic racks (plus racks in transit and market) 6, 5, 6 gallon bottles

All 3/5/6 gallon Bottling line and parts, connections related equipment including:

Severn Trent 5-head filler SN: 6867/126 1200 BHP

Stainless Steel power conveyer - Cleat for caps

Dostal & Lowey Washer: SN 1.F873.89 MOD IV F&C 4 Stage

Severn Trent decapper SN: 8551/j3422

Closure Elevator, Feeder & Hopper system

Videojet Inkjet Coder SN: E92112002 Series 100

Approx. 40’ assorted conveyor

PLC for total system control and all connections

Integrated water treatment/filter/ozonator.

574-5 Gallon Bottles

66-3 gallon Bottles

List of All 3/5/6 Gallon & Distributor Customer and related distributor information - pricing, volumes.

40 Crates

Boreal represents and warrants that the foregoing items are all the items which Boreal owns and constitutes the line and equipment concerning the 3, 5 and 6 gallon bottling business at the time of signing of this Agreement.

A. Boreal shall sign and deliver a bill of sale to Dowser for the line and equipment in the form attached as Exhibit B simultaneously with the signing of this agreement.

B. Boreal shall sign and deliver to Dowser a UCC Financing statement with respect to the line and equipment in the form attached as Exhibit C simultaneously with the signing of this agreement.

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C. Before 10:00 A.M. on May 25, 2012, Boreal under observation by a Dowser representative shall:

(i) turn off and disconnect and stop the use of the line and equipment;

(ii) remove key process controller cards from the line and equipment; and

(iii) the key processing cards shall be held for safekeeping by Boreal’s attorney, Jacob Billig, Esq., in escrow. A photograph and/or receipt of those items to be held in safekeeping shall be made simultaneously at the time of the removal of the items.

(iv) Meter readings shall be taken and agreed upon by Dowser and Boreal on May 25, 2012 as evidence of usage as of that date and time.

D. Boreal shall not use the line and equipment thereafter.

E. Dowser shall take possession of all of Boreal’s 3, 5 and 6 gallon refillable containers, their racks, and self-stackers as listed as part of the line and equipment effective May 25, 2012, or as soon thereafter as reasonably practical.

F. Boreal shall maintain and store at no charge, in situ, and free from harm or damage, the line and equipment at its Kiamesha facility without operating it or permitting anyone other than Dowser, its owner, to operate or use it, but only for testing/examining the equipment and line (not for production). Boreal acknowledges and agrees that Dowser is not responsible for any deposit liabilities for the line and equipment, particularly but not limited to, bottles and racks. Boreal represents that it does not own the distributor bottles.

G. Boreal shall hold Dowser harmless and indemnify Dowser from any and all claims and/or actions arising from creditor, of Boreal or Arctic Falls with respect to the transfer of ownership of the line and equipment, bottles racks and storage of items at Boreal’s facility including without limit, matters arising from this agreement.

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H. Boreal shall maintain appropriate liability insurance coverage for the line and equipment not limited to, water or fire or other physical damages as well as from injuries in connection with the storage of the equipment and line. Proof of insurance shall be provided semi-annually to Dowser. Dowser shall be named as the payee after existing creditors with prior UCC filings on said insurance policies.

I. Any selective lifting of the existing lien which continues to encumber the line and equipment shall be a breach of this agreement. Boreal further agrees that it shall first satisfy the liens against the line and equipment in any other financing by Boreal.

J. Dowser shall have the right during normal business hours to inspect Boreal’s facility for compliance with the line and container equipment provisions above stated after providing no less than 24 hours notice.

K. The key processing cards held for safekeeping shall be delivered to Dowser at Dowser’s request.

7. Boreal hereby grants to Dowser exclusive master bottling rights to fill and distribute water in reusable 3, 5 or 6 gallon bottles bearing the name and/or mark “Leisure Time” for a transitional period of two years. Dowser acknowledges and agrees that within the transitional two year period Dowser will switch all bottles to Dowser bottles. After the transitional two year period, Dowser will not use the trademark “Leisure Time” anymore in its operations.

8. Boreal also hereby grants to Dowser all of Boreal’s rights to sell and market 3, 5, and 6 gallon bottles of water bearing the name and/or mark “Leisure Time” for a transitional two year period. Dowser will switch all bottles to Dowser bottles.

9. Boreal also hereby conveys to Dowser all of its distributor contracts for the sale of its 3, 5 and 6 gallon water products. If there are assignability clauses in any such contracts Dowser has the right to the use and benefit of such assignment rights at its sole choice and election.

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10. Boreal shall distribute via facsimile and/or email a written announcement on its letterhead in the form attached as Exhibit D, signed by Francine Lavoie as President no later than noon on May 25, 2012, Boreal shall provide written confirmation of such notification to Dowser no later than 1:00 P.M. on May 25, 2012.

11. Boreal, its subsidiaries, successors, assigns and affiliates and their executive employees and directors shall not for a period of five (5) years from the date of the agreement, either directly or indirectly, for Boreal or any third party, become engaged in any business or activity that is directly or indirectly in competition with any Dowser’s marketing or sales or customers in the 3, 5, 6 gallon water business during this period. Boreal cannot assign, convey or allow anyone else to have such rights in Southern New York State including the Hudson Valley and south of Albany, and Northern New Jersey. The parties have attempted to limit Boreal’s right to compete only to the extent necessary to protect Dowser from unfair competition in regard to the 3, 5 and 6 gallon water business. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties hereby agree that, if the scope of enforceability of the restrictive covenant is in any way disputed at any time, a court or other trier of fact may modify and enforce the covenants to the extent that it believes the covenant is reasonable under the circumstances existing at that time.

12. The parties shall sign any further documents to effectuate this settlement agreement and its terms the rights conveyed by this agreement, including, but not limited to required notifications to the NYS Department of Health.

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13. In the event Boreal defaults and/or breaches any of the terms of this agreement other than the payment terms set forth in paragraph 4 above (for which the provisions of this agreement regarding the affidavits of confession of judgment pertain) then, upon notification from Dowser, Boreal will have ten (10) business days to cure any such non-payment breach/default. In the event the default/breach is not timely cured by Boreal, then Dowser may apply to the Court in this action, which has retained jurisdiction for enforcement of this settlement agreement, for an immediate injunction or direction that Boreal will take the steps necessary to promptly remedy such breach and Boreal waives the posting of a bond by Dowser for such relief. It is further agreed by Dowser and Boreal that in the event of any such form of breach Boreal shall owe and be required to pay the amount of $150,000 to Dowser and Dowser shall be entitled to judgment in that amount which amount serves as full compensation to Dowser for the harm done to Dowser by any breach of any part of this agreement. However, there shall be no cure period provided for any voluntary breach by Boreal which results in filing of all liens which cloud or impair Dowser’s rights to the line and equipment to Dowser under this agreement.

14. The remedies provided in this Agreement shall be in addition to any legal or equitable remedies existing at law and shall not be construed as a limitation upon, or in lieu of, any such remedies.

15. This Agreement shall be governed by the laws of the State of New York.

16. Upon removal of the line and equipment from Boreal’s premises, Dowser and its moving agent(s) agrees to leave the vacated space “as is” and will use best efforts to minimize any consequential damage, and shall not be responsible to restore the premises to a pre-installation condition.

17. Dowser shall have the right during normal business hours to inspect Boreal’s facility for compliance with the storage and disconnection and non-use of the equipment as well as the transfer of containers after giving no less than 24 hours notice.

18. The parties intend that the payment by defendants to plaintiff in the sum of $75,000 and the transfer of other rights and equipment and all terms of settlement are intended to be a contemporaneous exchange for consideration of a new value in the form of plaintiff’s compromise of its claims as set forth in the above-captioned action.

19. Each of the parties hereto has participated in the drafting and negotiation of this document and for all purposes this agreement, and every provision in it shall be deemed to have been drafted jointly by each of the parties hereto. There shall not be a presumption or construction against any party and signatory hereto, each party and signatory expressly waiving the doctrine of contra proferentem...

20. This agreement, including any exhibits hereto, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter.

21. All notices, requests, demands and other communications under this agreement shall be in writing and shall be deemed to have been duly given, on a date three days after the date such notice is so sent, if delivered via regular first class mail through the United States Postal Service and email to the parties at the following addresses:

on behalf of Boreal

Jacob R. Billig, Esq.

Billig, Loughlin & Baer, LLP

543 Broadway - P.O. Box 1447

Monticello, NY 12701

jbillig@blblaw.com

7

on behalf of Dowser

Keith G. Ingber, Esq.

Gellert & Klein, P.C.

75 Washington Street

Poughkeepsie, NY 12601

845-454-4652 (fax)

kingber@gklaw.us

Any party designate in writing another person or another place to which notices to it shall be sent, provided such notice is in writing and delivered to the appropriate parties as provided herein.

22. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all such counterparts together constitute one and the same Agreement. Further, this agreement is effective upon receipt of facsimile signature pages.

23. The United States District Court for the Southern District of New York (Hon. George A. Yanthis) shall retain jurisdiction for the purpose of enforcing the terms of this agreement and settlement and the parties shall jointly request that this stipulation be “so ordered” by the Court.

24. If any provision of this stipulation may prove unenforceable or illegal, the remainder of this stipulation shall not be affected thereby.

25. The parties acknowledge that each has sought and obtained independent legal advice from counsel of their own selection; that the plaintiff has been represented by Lillian S. Weigert, Esq., Gellert & Klein, P.C., 75 Washington Street, Poughkeepsie, New York 12601, and that the defendants have been represented by Jacob R. Billig, Esq. Billig Loughlin & Baer, LLP, 543 Broadway - P.O. Box 1447, Monticello, NY 12701, and that each of the parties has been fully informed of their legal rights and obligations with respect to the subject matter of this Stipulation and Agreement. Each party represents that they have carefully read this Stipulation and Agreement and understands its provisions. Each party is responsible for the payment of his and her own counsel fee expenses and each shall hold the other harmless therefrom.

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26. Each party represents that it is fully empowered and authorized to enter into this Stipulation and Agreement, to compromise the claims raised in the above-captioned actions and to issue the releases provided for herein. The parties further represent that no other person, firm, corporation, partnership, or other entity of any kind or nature has any interest in the claims being resolved herein; and they they have not assigned, transferred or in any way permitted anyone to acquire such an interest, nor is anyone capable of asserting any claims arising out of or related to the facts related in the pleadings in the above-captioned matters, except to the extend indicated herein.

27.  No delay, indulgence, waiver, non-enforcement, election or non-election by Dowser under this Stipulation and Agreement will be deemed to be a waiver of any other breach by Boreal, nor shall it affect Boreal’s duties, obligations, and liabilities hereunder.

28. A representative of each party with counsel shall appear before the Honorable George A. Yanthis to allocate this settlement upon the record and for the settlement to be so ordered.

29. Plaintiff and defendants shall release each other as set forth below except no provision of such release is effective unless and until each and every term of the settlement agreement has been met and complied with by the party to be released. In the event Boreal defaults in any regard hereunder, the release granted it by Dowser shall not be effective:

9

A. Release: As a condition of this settlement, Boreal [for the purpose of this paragraph, the Releasor], hereby releases and discharges Dowser [for purposes of this paragraph the Releasee] Releases’ heirs, executors, administrators, successors, predecessors, partners, shareholders, directors, officers, employees, attorneys and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, tresspasses, damages, judgment, extents, executions, claims, attorneys fees, penalties, fines, losses, costs of any kind, and demands whatsoever, in law, admiralty or equity, including claims for contribution and/or indemnity, which were asserted or raised by the parties of this Agreement and Release in the action or which could have been asserted or raised by said parties which against the Releasee, the Releasor, Releasor’s heirs, executors, administrators, successors, precedessors, partners, shareholders, directors, employees, attorneys and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, whether presently known or unknown, foreseen or unforeseen.

B. Release: As a condition of this settlement, Dowser [for the purpose of this paragraph, the Releasor], hereby releases and discharges Boreal [for purposes of this paragraph the Releasee] Releasees’ heirs, executors, administrators, successors, precedessors, partners, shareholders, directors, officers, employees, attorneys and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, promises, variances, tresspasses, damages, judgment, extents, executions, claims attorneys fees, penalties, fines, losses, costs of any kind, and demands whatsoever, in law, admiralty or equity, including claims for contribution and/or indemnity, which were asserted or raised by the parties to this Agreement and Release in the action or which could have been asserted or raised by said parties which against the Releasee, the Releasor, Releasor’s heirs, executors, administrators, successors, precedessors, partners, shareholders, directors, employees, attorneys and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, whether presently known or unknown, foreseen or unforeseen.

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30. The signing of this agreement by Francine Lavoie and the wiring of the first $25,000 from Boreal’s counsel signifies that Francine Lavoie is authorized on behalf of Boreal and Boreal Water, Inc. (for purposes of paragraph 2) to enter into this agreement and has done so. Further, Francine Lavoie has until May 30, 2012 to provide an original and copy of this agreement and all pertinent attachments fully and appropriately notarized by a United States Official or Notary.

DOWSER, LLC
BY:

/s/ C. Thomas Tenney
C. THOMAS TENNEY, President of Managing Member

BOREAL WATER COLLECTION, INC.
BY:

/s/ Francine Lavoie
FRANCINE LAVOIE, CEO

BOREAL WATER, INC.
BY:

/s/ Francine Lavoie
FRANCINE LAVOIE, CEO

11

Paragraph 2.

STATE OF NEW YORK	)
) SS:
COUNTY OF ORANGE	)

On May 25, 2012, before me personally came C. Thomas Tenney, Jr. personally known to me or proved to me on the same basis of satisfactory evidence to the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as President of Manager of Dowser, LLC., and that by this signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the within instrument by order of the board of directors of said corporation, and otherwise with all requisite authority.

/s/ Dana J. Harvey
Notary Public

Dana J. Harvey

Notary Public - State of New York

No. 01HA6237049

Qualified in Orange County

My Commission Expires March 14, 2015

CANADA

Province of Quebec

City of Montreal

Consulate General of the

United States of America

On June 5, 2012, before me personally came FRANCINE LAVOIE personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity as CEO of BOREAL WATER COLLECTION, INC., and Boreal Water, Inc. for purposes of paragraph 2 and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joan R. Sinclair
Notary Public Vice Consul of the United States of America

13

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF SULLIVAN

DOWSER, LLC,
Plaintiff,
- Against -	AFFIDAVIT OF
CONFESSION OF
BOREAL WATER COLLECTION., AND	JUDGMENT
BOREAL WATER, INC.,
Index No.
Defendants.

CANADA

Province of Quebec

City of Montreal

Consulate General of the

United States of America

FRANCINE LAVOIE, being duly sworn deposes and says:  that deponent is the President of Boreal Water Collection, Inc., and Boreal Water, Inc., domestic corporations, and is duly authorized to make this affidavit on behalf of the corporate defendants herein,

The defendants and each of them jointly and severally hereby confess judgment herein in favor of plaintiff Dowser, LLC and authorizes entry of a money judgment against them in the sum of $75,000,000.00 plus $3,500 for legal fees plus costs of collection less any sum of any payments made pursuant to the terms of the Settlement Agreement executed simultaneously herewith.

That defendant authorizes entry of this judgment in any county within the State of New York.

This confession of judgment is for a debt justly due to the plaintiff from Boreal Water Collection, Inc., Boreal Water, Inc., arising from the following facts: That certain settlement agreement dated as of May 24, 2012.

BOREAL WATER COLLECTION, INC.

BY:	/s/ Francine Lavoie
FRANCINE LAVOIE, President

Sworn to before me

this 5th day of June 2012

/s/ Joan R. Sinclair

Notary Public

Joan R. Sinclair

Vice Consul of the United States of America

14

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

DOWSER, LLC,
Plaintiff,
- Against -	AFFIDAVIT OF
CONFESSION OF
BOREAL WATER COLLECTION., AND	JUDGMENT
BOREAL WATER, INC.,
09 CIV 3686 (LAP) (GAY)
Defendants.

CANADA

Province of Quebec

City of Montreal

Consulate General of the

United States of America

FRANCINE LAVOIE, being duly sworn deposes and says:  that deponent is the President of Boreal Water Collection, Inc., and Boreal Water, Inc., domestic corporations, and is duly authorized to make this affidavit on behalf of the corporate defendants herein,

The defendants and each of them jointly and severally hereby confess judgment herein in favor of plaintiff Dowser, LLC and authorizes entry of a money judgment against them in the sum of $75,000,000.00 plus $3,500 for legal fees plus costs of collection less any sum of any payments made pursuant to the terms of the Settlement Agreement executed simultaneously herewith.

That defendant authorizes entry of this judgment in any county within the State of New York.

This confession of judgment is for a debt justly due to the plaintiff from Boreal Water Collection, Inc., Boreal Water, Inc., arising from the following facts: That certain settlement agreement dated as of May 24, 2012.

BOREAL WATER COLLECTION, INC.

BY:	/s/ Francine Lavoie
FRANCINE LAVOIE, President

Sworn to before me

this 5th day of June 2012

/s/ Joan R. Sinclair

Notary Public

Joan R. Sinclair

Vice Consul of the United States of America

15

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that Boreal Water Collection, Inc. and Boreal Water, Inc., P.O. Box 220, 4496 Route 42N, Kiamesha Lake, New York 12751,

In consideration of the settlement of that certain lawsuit captioned Dowser, LLC, v. Boreal Water Collection, Inc. and Boreal Water, Inc. Docket No.: 09 CIV 3686 (LAP)(GAY), the receipt whereof is hereby acknowledged, hereby sell and convey to Dowser, LLC the following described equipment regarding the 3, 5, 6 gallon bottling line;

15 metal racks (plus racks in transit and market) 3, 5, 6 gallon bottles

9 plastic racks (plus racks in transit and market) 3, 5 6 gallon bottles

All 3/5/6 gallon Bottling line and parts, connections, and related equipment including:

Severn Trent 5-head filler SN: 6867/126 1200 BPH

Stainless Steel power conveyer - Cleat for caps

Dostal & Lowey Washer: SN 1.F873.89 MOD IV F&C 4 Stage

Severn Trent decapper SN: 8551/J3422

Closure Elevator, Feeder & Hopper system

Videojet Inkjet Coder SN: E92112002 Series 100

Approx. 40’ assorted conveyor

PLC for total system control and all connections

Integrated water treatment/filter/ozonator.

574 - 5-Gallon Bottles

66 - 3-Gallon Bottles

List of All 3/5/6 Gallon & Distributor Customer and related distributor information - pricing, volumes.

40 Crates

Boreal Water Collection, Inc. and Boreal Water, Inc. hereby covenant and represent that we are the lawful owners of the said equipment that we have the right to sell the same as aforesaid. Subject to lien until refinancing.

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IN WITNESS WHEREOF, We have hereunto set our hands and seals this June 5, 2012.

Boreal Water Collection, Inc. By: /s/ Francine Lavoie Francine Lavoie, President Boreal Water, Inc. By: /s/ Francine Lavoie Francine Lavoie, President

17

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Dowser LLC

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME			
Boreal Water Collection, Inc.			
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
P.O. Box 220, 4496 Rt. 42N	Kiamesha Lake	NY	12751	USA

1d. TAX ID #: SSN OR EIN	ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID #, if any
		Incorporation	Nevada	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME			
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

2d. TAX ID #: SSN OR EIN	ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any
				☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME			
Dowser, LLC			
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
		NY		USA

4. This FINANCING STATEMENT covers the following collateral:

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

18

UCC FINANCING STATEMENT ADDENDUM

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT

9a. ORGANIZATION'S NAME

Boreal Water Collection, Inc.

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME, SUFFIX

10. MISCELLANEOUS:

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one name (11a or 11b) - do not abbreviate or combine names

11a. ORGANIZATION'S NAME

OR 11b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

11c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

11d. TAX ID #: SSN OR EIN | ADD'L INFO RE ORGANIZATION DEBTOR | 11e. TYPE OF ORGANIZATION | 11f. JURISDICTION OF ORGANIZATION | 11g. ORGANIZATIONAL ID #, if any | NONE

12. ADDITIONAL SECURED PARTY'S or ASSIGNOR S/P'S NAME - insert only one name (12a or 12b)

12a. ORGANIZATION'S NAME

OR 12b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

12c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

13. This FINANCING STATEMENT covers timber to be cut or as-extracted collateral, or is filed as a fixture filing.

14. Description of real estate:

15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):

16. Additional collateral description:

17. Check only if applicable and check only one box.

Debtor is a Trust or Trustee acting with respect to property held in trust or Decedent's Estate

18. Check only if applicable and check only one box.

Debtor is a TRANSMITTING UTILITY

Filed in connection with a Manufactured-Home Transaction — effective 30 years

Filed in connection with a Public-Finance Transaction — effective 30 years

FILING OFFICE COPY — NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 07/29/98)

19

boreal w a t e r

collection

May 25, 2012

To all Boreal’s 3, 5, and 6 Gallon Distributors:

Effectively immediately, Boreal Water Collection Inc. has granted and licensed exclusive mater bottling rights to Dowser, LLC, of Newburgh, NY to bottle Leisure Time water in 3, 5, and 6 gallon refillable containers bearing the name Leisure Time.

Boreal and Dowser have notified the New York State Department of Health of this transfer and the immediate termination of Boreal’s 3, 5 and 6 gallon bottling operations.

I encourage you to continue your refillable co-packing activities with Dowser, and I assure you of my full support in the transfer of your 3, 5, and 6 gallon business to Dowser.

Dowser has agreed to honor your current pricing with Boreal.

Please contact Mr. Glenn Barnes of Dowser. He may be reached at (800) 724-1084, and his staff is firmly committed to a smooth and professional transition for you.

Thank you.

/s/ Francine Lavoie

Francine Lavoie

CEO

Boreal Water Collection, Inc.